SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 9, 2018

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-16810894
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

7550 Meridian Circle N, Maple Grove, MN 55369

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

The Registrant issued a news release on May 11, 2018, entitled “Nortech Systems Reports First Quarter Results” regarding its consolidated first quarter results and financial condition.  A copy of this news release is attached hereto as Exhibit 99.

Item 5.07   Submission of Matters to a Vote of Security Holders.

On May 9, 2018, Nortech Systems Incorporated (the “Company”) held its annual meeting of shareholders in Maple Grove, Minnesota.  The items voted on at the meeting and the results of such voting are set forth below:

(1)                                  The shareholders elected eight directors to serve as members of the Company’s Board of Directors for one-year terms and until their successors are elected and qualified.  The shareholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the election of all director nominees:

Nominee	Votes For	Votes Withheld
Kathleen P. Iverson	1,778,626	93,178
Michael J. Kennedy	1,776,266	95,538
David B. Kunin	1,763,616	108,188
Ryan P. McManus	1,796,076	75,728
Jay Dean Miller	1,783,676	88,128
William V. Murray	1,776,266	95,538
Steven J. Rosenstone	1,783,436	88,368
Richard G. Wasielewski	1,771,096	100,708

(2)                                 The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s proxy statement.  There were 1,655,579 votes cast for the proposal; 206,877 votes cast against the proposal; 9,348 votes abstained; and there were 552,616 broker non-votes.

(3)                                 The shareholders ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.  There were 2,300,274 votes cast for the proposal; 122,760 votes cast against the proposal; and 1,386 votes abstained; and there were no broker non-votes.

Item 9.01 Financial Statements and Exhibits

99	News Release dated May 11, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2018

Nortech Systems Incorporated
(Registrant)

/s/ Constance Beck
Constance Beck, Chief Financial Officer